UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report: May 12, 2016

(Date of earliest event reported)

TENET HEALTHCARE CORPORATION

(Exact name of Registrant as specified in its charter)

Nevada	1-7293	95-2557091
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

1445 Ross Avenue, Suite 1400

Dallas, Texas 75202

(Address of principal executive offices, including zip code)

(469) 893-2200

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07.	Submission of Matters to a Vote of Security Holders.

(a) The 2016 annual meeting of shareholders of Tenet Healthcare Corporation (the “Company”) was held on May 12, 2016.

(b) The shareholders (1) elected all 12 of the nominees for director, (2) approved, on an advisory basis, the Company’s executive compensation, (3) approved the Sixth Amended and Restated Tenet Healthcare 2008 Stock Incentive Plan, (4) approved the Tenet Healthcare Corporation Eleventh Amended and Restated 1995 Employee Stock Purchase Plan, and (5) ratified the selection of Deloitte & Touche LLP as the Company’s independent registered public accountants for the year ending December 31, 2016.

The final results of voting on each of the matters submitted to a vote are set forth below. Abstentions and broker non-votes were counted for purposes of determining whether a quorum was present but were not counted as votes cast on any matter other than item 3 below, where pursuant to New York Stock Exchange rules for shareholder approval of equity compensation plans, abstentions were counted as votes cast against the matter. The approval percentages below for each matter reflect all of the votes cast.

1. Election of directors:

	FOR	AGAINST	ABSTAIN	BROKER NON-VOTES	APPROVAL PERCENTAGE
Trevor Fetter	83,724,541	1,086,078	97,125	8,841,519	98.7%
Brenda J. Gaines	82,135,490	2,732,353	39,901	8,841,519	96.8%
Karen M. Garrison	84,657,829	209,852	40,063	8,841,519	99.8%
Edward A. Kangas	84,466,749	394,207	46,788	8,841,519	99.5%
J. Robert Kerrey	84,491,763	377,508	38,473	8,841,519	99.6%
Freda C. Lewis-Hall	84,704,287	162,047	41,410	8,841,519	99.8%
Richard R. Pettingill	82,139,496	2,727,114	41,134	8,841,519	96.8%
Matthew J. Ripperger	82,931,632	1,932,733	43,379	8,841,519	97.7%
Ronald A. Rittenmeyer	82,029,958	2,837,728	40,058	8,841,519	96.7%
Tammy Romo	84,714,121	150,472	43,151	8,841,519	99.8%
Randolph C. Simpson	84,700,063	164,513	43,168	8,841,519	99.8%
James A. Unruh	82,624,514	2,239,759	43,471	8,841,519	97.4%

2. Approval of an advisory resolution on the Company’s executive compensation:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES	APPROVAL PERCENTAGE
76,251,816	8,559,994	95,934	8,841,519	89.9%

3. Approval of the Sixth Amended and Restated Tenet Healthcare 2008 Stock Incentive Plan:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES	APPROVAL PERCENTAGE
78,677,204	5,988,729	241,811	8,841,519	92.7%

4. Approval of the Tenet Healthcare Corporation Eleventh Amended and Restated 1995 Employee Stock Purchase Plan:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES	APPROVAL PERCENTAGE
84,577,872	255,329	74,543	8,841,519	99.7%

5. Ratification of the selection of Deloitte & Touche LLP as the Company’s independent registered public accountants for the year ending December 31, 2016:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES	APPROVAL PERCENTAGE
92,852,446	827,667	69,150	—	99.1%

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TENET HEALTHCARE CORPORATION

By:	/s/ Paul A. Castanon
Paul A. Castanon
Vice President, Deputy General Counsel and Corporate Secretary

Date: May 13, 2016